                         NOTICE OF GUARANTEED DELIVERY
                                       TO
                         TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                      AND
              SHARES OF SERIES B ESOP CONVERTIBLE PREFERRED STOCK
                                       OF
                                EKCO GROUP, INC.

    As set forth in Section 3 of the Offer to Purchase described below, this instrument or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates for Shares (as defined below) or, if applicable, the associated preferred share purchase rights (the "Rights") are not immediately available or the certificates for Shares or, if applicable, Rights and all other required documents cannot be delivered to IBJ Whitehall Bank & Trust Company (the "Depositary") on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This instrument may be delivered by hand or transmitted by facsimile transmission or mailed to the Depositary.

                        THE DEPOSITARY FOR THE OFFER IS:

                       IBJ WHITEHALL BANK & TRUST COMPANY

          BY MAIL:                       BY HAND:                 BY OVERNIGHT COURIER
         P.O. Box 84                    P.O. Box 84                     DELIVERY:
    Bowling Green Station          Bowling Green Station            One State Street
New York, New York 10274-0084  New York, New York 10274-0084    New York, New York 10004
  Attention: Reorganization      Attention: Reorganization      Attention: Reorganization
            Dept.                          Dept.                    Operations Dept.
                                                                  Securities Processing
                                                                       Window SC-1

                         BY FACSIMILE TRANSMISSION: (212) 858-2611

                           CONFIRM BY TELEPHONE: (212) 858-2103

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such
    signature guarantee must appear in the applicable space provided in the signature box in the
                             Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tender(s) to EG Two Acquisition Co., a Delaware corporation, which is a subsidiary of CCPC Acquisition Corp., a Delaware corporation (the "Parent"), and an affiliate of Borden, Inc., a New Jersey corporation ("Borden"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 11, 1999 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of Common Stock, par value $0.01 per share (the "Common Shares") and the associated Rights and the number of shares of Series B ESOP Convertible Preferred Stock, par value $0.01 per share (the "ESOP Preferred Shares" and together with the Common Shares, the "Shares"), of Ekco Group, Inc., a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

Signature(s) ___________________________________________________________________

Name(s) of Record Holders

________________________________________________________________________________
                              Please Type or Print

Number of Shares and, if applicable, Rights ____________________________________

Certificate Nos. (if available) ________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Dated ____________________________________________________________________, 1999

Address(es) ____________________________________________________________________

________________________________________________________________________________
                                    Zip Code

Area Code and Tel. No(s) _______________________________________________________

Check the box if Shares and, if applicable, Rights will be tendered by book-entry transfer

/ / The Depository Trust Company

Account Number _________________________________________________________________

 _______________________________________________________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, (a) represents that the above named person(s) "own(s)" the Shares and, if applicable, Rights tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares and, if applicable, Rights complies with Rule 14e-4, (c) guarantees to deliver to the Depositary either the certificates evidencing all tendered Shares, in proper form for transfer, or to deliver Shares pursuant to the procedure for book-entry transfer into the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility"), in either case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three American Stock Exchange trading days after the date hereof and (d) guarantees, if a Distribution Date (as defined in the Offer to Purchase) occurs, to deliver certificates representing the Rights ("Rights Certificates) in proper form for transfer, or to deliver such Rights pursuant to the procedure for book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility, together with, if Rights are forwarded separately, the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within the later of (1) three American Stock Exchange trading days after the date hereof and (2) three business days after the date the Rights Certificates are distributed to holders of Shares.

________________________________________________________________________________
                                  Name of Firm

________________________________________________________________________________
                                    Address

________________________________________________________________________________
                                    Zip Code

________________________________________________________________________________
                             Area Code and Tel. No

________________________________________________________________________________
                              Authorized Signature

Name ___________________________________________________________________________
                              Please Type or Print

Title __________________________________________________________________________

Dated ____________________________________________________________________, 1999

NOTE: DO NOT SEND CERTIFICATES FOR SHARES OR, IF APPLICABLE AND IF A
      DISTRIBUTION DATE OCCURS, RIGHTS WITH THIS NOTICE. CERTIFICATES FOR SHARES OR, IF APPLICABLE AND A DISTRIBUTION DATE OCCURS, RIGHTS SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.